UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2012

SS&C Technologies Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT		06095
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, irrespective of any general incorporation language.

On May 31, 2012, SS&C Technologies Holdings, Inc. (“SS&C”) announced that its offer (the “Offer”) to acquire all of the issued and to be issued share capital of GlobeOp Financial Services S.A. (“GlobeOp”) had been declared wholly unconditional. On June 27, 2012, SS&C issued a press release announcing that SS&C had received valid acceptances of the Offer in respect of 99.95 percent of the existing issued share capital of GlobeOp, and that SS&C had exercised its squeeze-out rights pursuant to the Luxembourg Takeover Law, pursuant to which on July 9, 2012 it will acquire as a matter of law, and on the same terms as the Offer, the remaining shares of GlobeOp in respect of which the Offer has not been accepted.

GlobeOp had revenues of $221.3 million in 2011 and has over 2,300 employees located in eleven offices in five countries. GlobeOp has substantial international operations, including in Europe, India, the Cayman Islands and elsewhere.

A copy of the press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by referenced in any filing under the Securities Act of 1933, as amended, irrespective of any general incorporation language.

Item 8.01.	Other Events.

SS&C is filing the risk factors attached as Exhibit 99.2 hereto for the purpose of updating the risk factor disclosure contained in its public filings, including those discussed under the caption “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission on March 12, 2012.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, issued on June 27, 2012 (furnished herewith)

99.2	Risk factors relating to GlobeOp and GlobeOp acquisition

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: June 27, 2012	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, issued on June 27, 2012 (furnished herewith)

99.2	Risk factors relating to GlobeOp and GlobeOp acquisition